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                                                                    EXHIBIT 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     As independent public accountants, we hereby consent to the incorporation of our report dated August 15, 2000 included in this Form 10-K, into the Company's previously filed Registration Statement File No. 333-77361, File No. 333-66691, File No. 333-66689, File No. 333-66687, File No. 333-49905, File No.
333-33725 and File No. 333-19785.

Houston, Texas
September 27, 2000